Subsequent events (Details) - USD ($) $ in Millions	Feb. 26, 2023	Dec. 12, 2022
Subsequent events (Details) [Line Items]
General working capital		$ 3.0
Initial term		3 years
Interest rate per annum		6.95%
Forecast [Member]
Subsequent events (Details) [Line Items]
Purchase Agreement, description	On February 26, 2023, the Company amended its Purchase Agreement with Sandstorm for the right to increase its advance payment up to $11.0 million or $2.75 million per calendar quarter during fiscal 2023. The advance is repaid through fixed deliveries of gold commencing within the 12-month period from November 2025 to October 2026. The first calendar quarter advance of $2.75 million was drawn in full early March 2023.